SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 12, 1999


                            HOWMET INTERNATIONAL INC.

               (Exact Name of Registrant as Specified in Charter)


           Delaware                 1-13645                52-1946684

   (State of Incorporation)      (Commission             (IRS Employer
                                 File Number)          Identification No.)


      475 Steamboat Road
    Greenwich, Connecticut                                 06836-1960

(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:  (203) 661-4600



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ITEM 5.       OTHER EVENTS

      On November 12, 1999, Howmet International Inc. (the "Company") issued a press release announcing that the Committee of Independent Directors of the Company's board of directors will review a proposal received earlier that day by Cordant Technologies Inc. ("Cordant") to acquire all of the outstanding shares of the Company not currently owned by Cordant for a price of $17.00 per share in cash, and that the Committee of Independent Directors has been authorized to retain independent financial and legal advisors to advise the Committee. The text of the Company's press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c) Exhibits. The following exhibits are filed as part of this report:

               99.1 Press release, dated November 12, 1999, issued by Howmet International Inc.




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                                    SIGNATURE


            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 12, 1999

                                       HOWMET INTERNATIONAL INC.


                                       By: /s/ Roland A. Paul
                                           Name: Roland A. Paul
                                           Title: Vice President,
                                                  General Counsel and Secretary


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                                  EXHIBIT INDEX

Exhibit
Number                        Description

  99.1 Press release, dated November 12, 1999, issued by Howmet International
Inc.